Trade and other receivables	12 Months Ended
Dec. 31, 2021
Trade and other receivables
Trade and other receivables

4       Trade and other receivables

The trade and other receivables balance comprises the following:

	2021	2020
	$	$

Trade receivables	4,592	6,446
Tax receivables	407	774
Other receivables	35	211
Total trade and other receivables	5,034	7,431
Less: Current portion	1,412	7,431
Long-term portion	3,622	—

Trade receivables past due represents amounts not collected beyond the customer’s contractual terms. The Company applies the simplified approach to provide for expected credit losses prescribed by IFRS 9, which permits the use of the lifetime expected loss provision for all trade receivables. At December 31, 2021 there were no trade receivables that were past due (2020 - $695 of trade receivables that were past due but still collectible).

Management continually reviews the future cash flows used in the calculation of the amortized cost of its trade and other receivables. Due to the ongoing COVID-19 pandemic and access to customer locations, certain trade and other receivables are expected to have a longer repayment term due to the payment term being based on installation of the device. The revised future cash flows have been used to calculate amortized cost. The key assumptions and estimates used in determining the      revised amortized cost are based on a two year collection period and a discount rate of 6%, both of which required the application of significant judgement. The collection period and the significant judgement applied does not impact the credit risk of the associated trade and other receivables. The Company recognized $448 interest expense for the year ended December 31, 2021 (2020 – $nil) as a result of this adjustment. Those trade and other receivables that are anticipated to be collected after one year are classified as non-current.